AlphaMark Actively Managed Small Cap ETF (SMCP) Listed on The Nasdaq Stock Market, LLC Summary Prospectus July 31, 2024 www.alphamarkadvisors.com

Before you invest, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and its risks. The current prospectus and SAI dated July 31, 2024, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at https://www.alphamarkadvisors.com/etf/. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective
The AlphaMark Actively Managed Small Cap ETF (the “Fund”) seeks long-term growth of capital.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses[1]	0.90%

1    Restated to reflect current fees and expenses.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then continue to hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$92	$287	$498	$1,108
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended March 31, 2024, the Fund’s portfolio turnover rate was 178% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund is actively managed and invests primarily in equity securities of small cap companies listed on a U.S. exchange and selected by AlphaMark Advisors, LLC, the Fund’s investment adviser (the “Adviser”). Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in small cap companies. The Fund defines “small cap” companies as companies with a total market capitalization of less than $7 billion at the time of purchase.

The Fund defines “equity securities” to include common and preferred stock, American Depositary Receipts (“ADRs”), and real estate investment trusts (“REITs”).
The Adviser seeks to invest in companies with a proven history of consistent growth, sustainable earnings momentum and the ability to produce a reliable stream of cash flow during all economic cycles. The Adviser uses a “bottom-up” internal stock screening process designed to identify companies that produce reliable cash flow streams and are priced at a level that provides for growth opportunity.
In selecting securities for the Fund, the Adviser considers a company’s debt-to-capital ratio and 3-year average EBITDA margin. The Adviser also considers public analysts’ earnings estimates, seeking to invest in companies with high, positive percentage changes in earnings estimates. The Adviser seeks to invest in companies that are the most undervalued based on these fundamental factors. The Fund maintains a portfolio of approximately 100 companies, each with a maximum weighting of 1.5% at the time of purchase.
When evaluating a security for sale, the Adviser considers the same factors it uses in evaluating a security for purchase and generally sells a security when the Adviser believes the security has become overvalued or when the Adviser believes such securities no longer meet its investment criteria.
As of July 1, 2024, the Fund had significant exposure to companies in the consumer, financials, and industrials sectors.
Principal Risks of Investing in the Fund
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund.”
•ADR Risk. ADRs involve risks similar to those associated with investments in foreign securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. ADRs listed on U.S. exchanges are issued by banks or trust companies, and ADRs entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares.
•Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, spread of infectious diseases or other public health issues (such as the global pandemic caused by the COVID-19 virus), recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets.
•ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the

NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading. Although Shares are listed for trading on The Nasdaq Stock Market, LLC (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. There can be no assurance that an active trading market for such Shares will develop or be maintained. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.
•Foreign Markets Risk. Investments in ADRs that provide exposure to non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, the value of non-U.S. securities may be subject to risk of decline due to foreign currency fluctuations or to political or economic instability. Investments in ADRs also may be subject to withholding or other taxes and may be indirectly subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
•Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.
•Preferred Securities Risk. Preferred securities may pay fixed or adjustable rates of return and are subject to many of the risks associated with debt securities (e.g., interest rate risk, call risk and extension risk). In addition, preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Because many preferred securities allow the issuer to convert their preferred security into common stock, preferred securities are often sensitive to declining common stock values. A company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.
•REIT Investment Risk. Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. REITs may be affected by changes in the value of their underlying properties or mortgages or by defaults by their borrowers or tenants. Furthermore, these entities depend upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. In addition, the performance of a U.S. REIT may be affected by changes in the tax laws or by its failure to qualify for tax-free pass-through of income.
•Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
◦Consumer Sectors Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer-oriented sectors depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
◦Financials Sector Risk. This sector, which includes banks, insurance companies, and financial service firms, can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis. Banks, in particular, are subject to volatile interest rates, severe price competition, and extensive government oversight and regulation, which may limit certain economic activities available to banks, impact their fees and overall profitability, and establish capital maintenance requirements. In addition, banks may have concentrated portfolios of loans or investments that make them vulnerable to economic conditions that affect that industry. Insurance companies are subject to similar risks as banks, including adverse economic conditions, changes in interest rates, increased competition and government regulation, but insurance companies are more at risk from changes in tax law, government imposed premium rate caps, and catastrophic events, such as earthquakes, floods, hurricanes and terrorist acts. This sector has experienced significant losses in the recent past, and the impact of higher interest rates, more stringent capital requirements, and of recent or future regulation on any individual financial company, or on the sector as a whole, cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in the financial sector and have caused significant losses.
◦Industrials Sector Risk. The industrials sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, international political and economic developments, environmental issues, tariffs and trade barriers, and tax and governmental regulatory policies. As the demand for, or prices of, industrials increase, the value of the Fund’s investments generally would be expected to also increase. Conversely, declines in the demand for, or prices of, industrials generally would be expected to contribute to declines in the value of such securities. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment.
•Smaller Companies Risk. The equity securities of smaller companies have historically been subject to greater investment risk than securities of larger companies. The prices of equity securities of smaller companies tend to be more volatile and less liquid than the prices of equity securities of larger companies.
Performance
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the 1-year, 5-year, and since inception periods compare with the S&P 500 Total Return Index, the Fund’s primary benchmark index, and the Morningstar US Small Cap TR USD, the Fund’s secondary benchmark index. Performance for the period from January 9, 2019 to July 31, 2023, reflects the Fund’s previous principal investment strategy of investing in ETFs that invest in equity securities of small cap companies listed on a U.S. or international exchange. Performance for the period prior to January 9, 2019, reflects the Fund’s previous principal investment strategy of investing primarily in equity securities of small cap companies listed on a U.S. exchange and selected by the Adviser. The Fund’s performance during those periods may have differed if the Fund’s current strategy had been in place. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.alphamarkadvisors.com/etf/.
Calendar Year Total Returns

25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
1.63%
16.75%
-19.60%
21.13%
5.08%
17.92%
-22.04%
23.10%
2016
2017
2018
2019
2020
2021
2022
2023

For the year-to-date period ended June 30, 2024, the Fund’s total return was 6.39%. During the period of time shown in the bar chart, the Fund’s highest quarterly return was 24.37% for the quarter ended December 31, 2020, and the lowest quarterly return was -29.86% for the quarter ended March 31, 2020.

Average Annual Total Returns
For Periods Ended December 31, 2023

AlphaMark Actively Managed Small Cap ETF	1 Year	5 Years	Since Inception (4/20/2015)
Return Before Taxes	23.10%	7.57%	2.15%
Return After Taxes on Distributions	22.98%	7.45%	2.08%
Return After Taxes on Distributions and Sale of Shares	13.95%	5.99%	1.69%
S&P 500 Total Return Index[1] (reflects no deduction for fees, expenses, or taxes)	26.29%	15.69%	11.95%
Morningstar US Small Cap TR USD (reflects no deduction for fees, expenses, or taxes)	20.59%	10.88%	7.32%
1 In connection with newly adopted SEC regulations applicable to the Fund the S&P 500 Total Return Index is the Fund’s new broad-based securities market index. The Fund will continue to show index performance for the Morningstar US Small Cap TR USD, an additional benchmark index that served as the Fund’s previous broad-based securities market index.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.
Management
Investment Adviser: AlphaMark Advisors, LLC serves as investment adviser to the Fund.
Portfolio Manager
Michael L. Simon, President and Chief Investment Officer of the Adviser, is primarily responsible for the day-to-day management of the Fund and has acted in this capacity since its inception in 2015.
Purchase and Sale of Shares
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.alphamarkadvisors.com/etf/.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.